VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2011
Variable Interest Entities [Abstract]
Variable Interest Entities [Text Block]
2.	VARIABLE INTEREST ENTITIES

Fujian ShiFang Culture Communication Co. Ltd. ("SF"), a subsidiary of OMH, entered into contractual agreements with Beijing HongXinTu Culture Communication Company Limited (“BJHXT”).

Based on the contractual arrangements, SF agreed to provide consulting services to BJHXT, including (i) market research; (ii) business development and market consultation; (iii) consulting services in respect of labor matters; (iv) construction and maintenance of information networks and network security; (v) technical support for the software and technology required by BJHXT and (vi) such other services as may be required by BJHXT and agreed to be performed by SF for BJHXT exclusively in relation to its business operations in exchange for service fees according to the nature of the service content and time spent based on market price. The service agreement has been renewed on July 1, 2011 with ten years term and the agreement automatically renews for successive periods of five years provided SF does not issue any notice of termination 30 days before the relevant termination date.

This contractual agreement was entered into to establish a situation under which SF obtains effective management of the operational and economic control over BJHXT and has an exclusive option to purchase all or part of the equity interest in BJHXT when and to the extent permitted by the PRC laws. The contractual agreement, taken as a whole, has established a contractual position which allows the economic benefits of BJHXT’s business to flow to SF. In addition, under the agreement, all the directors in BJHXT are to be nominated by SF. Through its control over the directors of BJHXT, the management of the Company believe that SF is able to monitor, supervise and effectively control the business, operations and financial policies of BJHXT. The agreement also enables SF to exercise control over and to acquire equity interests in BJHXT at an agreed sum or, in the event that such agreed price is lower than the lowest price permissible under PRC laws, at such price as is permitted by the relevant PRC laws and regulations.

Accordingly, by virtue of the contractual arrangements, SF is the primary beneficiary of BJHXT as defined by ASC 810 “Consolidation of Variable Interest Entities (“VIE”)”. Therefore, the Company consolidates BJHXT and its subsidiaries as VIE.

As at 31 December 2011, BJHXT has 5 wholly owned subsidiaries and a 51%-owned subsidiary.

The liabilities recognized as a result of consolidating the VIE do not represent additional claims on our general assets; rather, they represent claims against the specific assets of the consolidated VIE. Conversely, assets recognized as a result of consolidating the VIE do not represent additional assets that could be used to satisfy claims against our general assets. Reflected in the December 31, 2011 and 2010 balance sheets are consolidated VIE assets of approximately $57,000,000 and $21,000,000, respectively, which are comprised mainly of cash, receivables, inventory, property and equipment. VIE liabilities of approximately $13,000,000 and $18,000,000, respectively, mainly consist of borrowings and payables for working capital.